SECURITIES AND EXCHANGE COMMISSION
                                        Washington, D.C. 20549



                                               FORM 8-K

                                    CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



            Date of Report:  February 1, 1994

                                       Security Capital Bancorp
                        (Exact name of registrant as specified in its charter)



           North Carolina                   0-12359            56-13546
    (State or other jurisdiction         (Commission        (IRS Employer
         of incorporation)               File Number)    Identification No.)





                                         507 West Innes Street
                                         Post Office Box 1387
                                 Salisbury, North Carolina 28145-1387
                               (Address of principal executive offices)





        Registrant's telephone number, including area code:  (704) 636-3775


                                                  N/A
             (Former name or former address, if changed since last report)


                                                   EXHIBIT INDEX ON PAGE 7
                                                          PAGE 1 OF 16
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Item 1.  Changes in Control of Registrant
     Not Applicable.

Item 2.  Acquisition or Disposition of Assets
     Not Applicable.

Item 3.  Bankruptcy or Receivership
     Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant
     Not Applicable.

Item 5.  Other Events
     On January 28, 1994, Security Capital Bancorp (the "Company") amended its letter of intent with Fairfield Communities, Inc. ("FCI") concerning the Company's acquisition of First Federal Savings and Loan Association of Charlotte, North Carolina, a wholly-owned subsidiary of FCI ("First Federal"), to extend its term through February 18, 1994. Copies of a press release of the Company, dated January 28, 1994, and the amended letter of intent are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

Item 6.  Resignations of Registrant's Directors
     Not Applicable.

Item 7.  Financial Statements and Exhibits
     (99.1)      Press  Release  of  Security  Capital  Bancorp,  distributed
                 January 28, 1994
     (99.2)      Amendment to Letter of Intent, dated January 28, 1994.

Item 8.  Change in Fiscal Year
     Not Applicable.
PAGE
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                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SECURITY CAPITAL BANCORP


Date:  February 1, 1994             By:
                                      David B. Jordan
                                      Vice-Chairman and Chief Executive Officer
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

                                             EXHIBIT INDEX

               Exhibit No.             Description             Sequential Page No.
                      99.1                Press Release of              -11-
                                          Security Capital Bancorp
                                          Distributed on
                                          January 28, 1994

                      99.2                Amendment to Letter                 -15-
                                          of Intent, Dated
                                          January 28, 1994
/TABLE
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